UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	December 22, 2008

PARK ELECTROCHEMICAL CORP.

(Exact Name of Registrant as Specified in Charter)

New York	1-4415	11-1734643

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 South Service Road, Melville,	New York	11747

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code	(631) 465-3600

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Park Electrochemical Corp. (the “Company”) issued a news release on December 22, 2008 reporting its results of operations for its 2009 fiscal year third quarter ended November 30, 2008. The Company is furnishing the news release to the Securities and Exchange Commission pursuant to Item 2.02 of Form 8-K as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

99.1 News Release dated December 22, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK ELECTROCHEMICAL CORP.

Date: December 22, 2008	By:	/s/ P. Matthew Farabaugh
	Name:	P. Matthew Farabaugh
	Title:	Vice President and Controller

EXHIBIT INDEX

Number Exhibit	Description.	Page
99.1	News Release dated December 22, 2008	5